                                THE VALIANT FUND
                                  (THE "TRUST")

                      SUPPLEMENT DATED MAY 19, 1999 TO THE
                       PROSPECTUS DATED DECEMBER 15, 1998

       THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH, THE INFORMATION PROVIDED IN THE PROSPECTUS.

Change in 12b-1 Fees
--------------------

       Fund expense information reflected on pages 3 and 4 of the Trust's Prospectus for Class C Shares dated December 15, 1998 has been amended to reflect a waiver of the 12b-1 fees to 0.10% of the Trust's average daily net assets. As a result of this fee waiver the fee table is revised as follows:

                                           EXPENSE INFORMATION

                          U.S. Treasury
                           Money Market       U.S. Treasury Income     General Money Market    Tax-Exempt Money Market
                           Portfolio**            Portfolio**               Portfolio**               Portfolio**
                           -----------            -----------               -----------               -----------
                            Class C                Class C                    Class C                   Class C
Shareholder
Transaction Expenses
--------------------

Sales Load Imposed
On Purchases                 None                   None                       None                      None

Sales Load Imposed
On Reinvested Dividends      None                   None                       None                      None

Deferred Sales Load          None                   None                       None                      None


Redemption Fees              None                   None                       None                      None

Annual Fund
Operating Expenses
(as a percentage of
average net assets)
-------------------

Management Fees              0.20%                  0.20%                      0.20%                     0.20%

12b-1 Fees*                  0.10%                  0.10%                      0.10%                     0.10%

Other Expenses
(after expense
reimbursement)               0.00%                  0.00%                      0.00%                     0.00%
                             -----                  -----                      -----                     -----

Total Fund Operating
Expenses (after
expense reimbursement)       0.30%                  0.30%                      0.30%                     0.30%
                             =====                  =====                      =====                     =====

-------------------------------------
* The Trust has adopted a Distribution and Shareholder Servicing Plan for the Class C Shares (the "Plan"). Payments under the Plan are authorized at the rate of up to 0.40% of the average daily net assets. See "Management Fees and Other Expenses" for further information on the Plan.

**As of the date of this Prospectus, the Class C shares of each of the Portfolios have not commenced operations.

Four classes of shares of the Trust are being offered by each Portfolio: Class A, Class B, Class C and Class D shares. The classes are identical, except that Class B shares, Class C shares and Class D shares are subject to differing annual
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distribution and service fees. Class A shares are currently not subject to an annual distribution and service fee. The Class B, Class C and Class D shares' distribution and service fees will cause; 1) the Class B, Class C and Class D shares to have a higher expense ratio and to pay lower dividends than Class A shares, 2) the Class C and Class D shares to have a higher expense ratio and to pay lower dividends than the Class B shares, and 3) the Class D shares to have a higher expense ratio and to pay lower dividends than the Class C shares. This Prospectus describes only the Class C shares. An investor may obtain prospectuses relating to the Class A and Class B shares and Class D shares, respectively, by calling the Distributor at 1-800-828-2176.

The purpose of this table is to assist an investor in understanding the various costs and expenses that the investor will bear directly or indirectly. Management fees are paid by each Portfolio to Integrity Management & Research, Inc. (the "Manager") for managing its investments and business affairs. There are no sales charges or redemption fees. However, certain institutional investors may charge their customers fees in addition to those described herein. See "Purchases and Redemptions." The Manager has declared voluntary expense limitations for the Class C shares of each Portfolio of 0.30% of average daily net assets of Class C shares. The Manager will voluntarily reimburse any expenses above the expense limitations. The expense limitations are voluntary but will remain in effect through December 1999. The expense limitations may be removed at any time thereafter with 60 days' prior notice to existing shareholders. Non-recurring or extraordinary expenses are generally excluded in the determination of expense ratios of the Portfolios for purposes of determining any required expense reimbursement. Quotations of yield for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. For more information, see "Management Fees and Other Expenses," and "Purchases and Redemptions."

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                        1 Year    3 Years    5 Years    10 Years
U.S. Treasury Money Market Portfolio      $3        $10        $17        $38

U.S. Treasury Income Portfolio            $3        $10        $17        $38

General Money Market Portfolio            $3        $10        $17        $38

Tax-Exempt Money Market Portfolio         $3        $10        $17        $38

THE EXAMPLE IS BASED ON ASSUMED PERFORMANCE LEVELS AND SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE